UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2025
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2025, the Board of Directors of The Davey Tree Expert Company (the “Company”) appointed Joseph E. McNeely to fill a vacancy on the Board, effective March 7, 2025.
Mr. McNeely, 60, retired in December 2024 as President, Nutrient and Industrial Group of The Andersons, Inc., a diversified agribusiness company in the commodity trading, ethanol, and plant nutrient sectors, having served in such role since July 2020. He previously served as the President of the Rail Group of The Andersons, Inc. from January 2018 to July 2020. From September 2010 to July 2017, Mr. McNeely served in various roles at FreightCar America, Inc., a publicly traded railcar manufacturer, including as Chief Executive Officer and director from October 2013 to July 2017. Prior to joining FreightCar America, Inc., Mr. McNeely served as a Vice President, Sales and Marketing for Mitsui Rail Capital, LLC, a railcar leasing and services company. Previously, he held positions at GATX Corporation, a global capital finance and railcar lessor, including Vice President Finance for GATX Rail and Vice President Finance and IT for GATX Terminals Corporation. Prior to joining GATX, Mr. McNeely spent 12 years at a global accounting firm leading audit and various consulting engagements in the manufacturing and distribution industries. Mr. McNeely also serves on the boards of Regional Growth Partnership of Northwest Ohio and the Toledo Zoo and Aquarium.
Mr. McNeely was appointed to the class of directors with a term expiring at the 2025 annual meeting of shareholders and, accordingly, will stand for election at the Company’s annual meeting of shareholders to be held on May 20, 2025. Mr. McNeely will receive compensation pursuant to the Company’s standard arrangements for non-employee directors as described in the Company’s proxy statement. There is no agreement or understanding between Mr. McNeely and any other person pursuant to which he was elected to the Board. Mr. McNeely is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board appointed Mr. McNeely to the Audit Committee of the Board.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary
Date: March 5, 2025